For period ending 4-30-01
File Number 811-9098



Item 77.O     Transactions effected pursuant to Rule 10f-3.


The following Rule 10f-3 transactions were effected by the Balanced Portfolio:

Security:                  Bank of America 7.4 1/15/11
Date of Purchase:          01/17/01
Date Offering commenced:   01/17/01
Purchase price:            99.40
Commission:                .0450
Securities acquired from:  Bank of America
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          1600000
Total offering:            3000000000

Security:                  Hartford Financial Services Group
Date of Purchase:          02/08/01
Date Offering commenced:   02/08/01
Purchase price:            67.75
Commission:                .0150
Securities acquired from:  Goldman Sachs
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          388214
Total offering:            10000000

Security:                  Norfolk Southern Corp 6.75 2/15/11
Date of Purchase:          02/1/01
Date Offering commenced:   02/1/01
Purchase price:            99.70
Commission:                .0065
Securities acquired from:  Morgan Stanley
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          700000
Total offering:            300000000

Security:                  Norfolk Southern Corp 6.75 2/15/31
Date of Purchase:          02/1/01
Date Offering commenced:   02/1/01
Purchase price:            99.40
Commission:                .0087
Securities acquired from:  Morgan Stanley
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          965000
Total offering:            700000000

Security:                  Quest Capital Funding 7.25 2/15/11
Date of Purchase:          02/7/01
Date Offering commenced:   02/7/01
Purchase price:            99.90
Commission:                .0006
Securities acquired from:  JP Morgan
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          965000
Total offering:            2250000000

Security:                  Hartford Life 7.375 3/1/31
Date of Purchase:          02/22/01
Date Offering commenced:   02/22/01
Purchase price:            99.20
Commission:                .0088
Securities acquired from:  Bank of America
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          1750000
Total offering:            400000000

Security:                  Boeing Capital Corp 6.1 3/1/11
Date of Purchase:          03/1/01
Date Offering commenced:   03/1/01
Purchase price:            100.00
Commission:                .0045
Securities acquired from:  Goldman Sachs
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          1600000
Total offering:            750000000

Security:                  Cox Communications 6.75 3/15/11
Date of Purchase:          03/6/01
Date Offering commenced:   03/6/01
Purchase price:            99.60
Commission:                .0065
Securities acquired from:  Bank of America
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          1550000
Total offering:            500000000


The following Rule 10f-3 transaction was effected by the Large Cap Value Portfolio:

Security:                  Hartford Financial Services Group
Date of Purchase:          02/08/01
Date Offering commenced:   02/08/01
Purchase price:            65.75
Commission:                .0150
Securities acquired from:  Goldman Sachs
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          684309
Total offering:            10000000